Exhibit 25.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------
                                    FORM T-1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF
               1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                              =====================

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______
                              =====================

                 UNITED STATES TRUST COMPANY OF NEW YORK (Exact
                  name of trustee as specified in its charter)

      NEW YORK                                          13-3818954
  (Jurisdiction of incorporation                     (I. R. S. Employer
  if not a U. S. national bank)                      Identification No.)

      114 WEST 47TH STREET
      NEW YORK, NEW YORK                                    10036-1532
    (Address of principal                                   (Zip Code)
    executive offices)

                                      NONE
            (Name, address and telephone number of agent for service)
                            ========================

                                 INTERPOOL, INC.
               (Exact name of obligor as specified in its charter)


      DELAWARE                                            13-3467669
 (State or other jurisdiction of                     (I. R. S. Employer
  incorporation or organization)                     Identification No.)

      211 COLLEGE ROAD EAST
            SUITE 180
      PRINCETON, NEW JERSEY                                08540
 (Address of principal executive offices)               ( Zip Code)


                              6 5/8% NOTES DUE 2003
                       (Title of the indenture securities)

                                     GENERAL

1.   GENERAL INFORMATION

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

       FEDERAL RESERVE BANK OF NEW YORK (2ND DISTRICT), NEW YORK, NEW YORK
             (BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM)
             FEDERAL DEPOSIT INSURANCE CORPORATION, WASHINGTON, D.C.
             NEW YORK STATE BANKING DEPARTMENT, ALBANY, NEW YORK

     (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

             THE TRUSTEE IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

2.   AFFILIATIONS WITH THE OBLIGOR

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

             NONE

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 AND 15:

     THE OBLIGOR IS CURRENTLY NOT IN DEFAULT UNDER ANY OF ITS OUTSTANDING SECURITIES FOR WHICH UNITED STATES TRUST COMPANY OF NEW YORK IS TRUSTEE. ACCORDINGLY, RESPONSES TO ITEMS 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 AND 15 OF FORM T-1 ARE NOT REQUIRED UNDER GENERAL INSTRUCTION B.


16.      LIST OF EXHIBITS

     T-1.1        --       ORGANIZATION CERTIFICATE, AS AMENDED, ISSUED
                           BY THE  STATE OF NEW YORK BANKING DEPARTMENT
                           TO TRANSACT  BUSINESS AS A TRUST COMPANY, IS
                           INCORPORATED BY  REFERENCE TO EXHIBIT T-1.1
                           TO FORM T-1 FILED ON  SEPTEMBER 15, 1995
                           WITH THE COMMISSION PURSUANT TO  THE TRUST
                           INDENTURE ACT OF 1939, AS AMENDED BY THE
                           TRUST INDENTURE REFORM ACT OF 1990
                           (REGISTRATION NO.  33-97056).

     T-1.2        --       INCLUDED IN EXHIBIT T-1.1.

     T-1.3        --       INCLUDED IN EXHIBIT T-1.1.

16.  LIST OF EXHIBITS
     (CONT'D)

     T-1.4        --       THE BY-LAWS OF UNITED STATES TRUST COMPANY
                           OF NEW  YORK, AS AMENDED, IS INCORPORATED BY
                           REFERENCE TO  EXHIBIT T-1.4 TO FORM T-1
                           FILED ON SEPTEMBER 15, 1995  WITH THE
                           COMMISSION PURSUANT TO THE TRUST INDENTURE
                           ACT OF 1939, AS AMENDED BY THE TRUST
                           INDENTURE REFORM  ACT OF 1990 (REGISTRATION
                           NO. 33-97056).

     T-1.6        --       THE CONSENT OF THE TRUSTEE REQUIRED BY
                           SECTION 321(B) OF THE TRUST INDENTURE ACT
                           OF 1939, AS AMENDED BY THE TRUST INDENTURE
                           REFORM ACT OF 1990.

     T-1.7        --       A COPY OF THE LATEST REPORT OF CONDITION OF
                           THE TRUSTEE  PURSUANT TO LAW OR THE
                           REQUIREMENTS OF ITS SUPERVISING  OR
                           EXAMINING AUTHORITY.

NOTE

AS OF JUNE 1, 1998, THE TRUSTEE HAD 2,999,020 SHARES OF COMMON STOCK OUTSTANDING, ALL OF WHICH ARE OWNED BY ITS PARENT COMPANY, U.S. TRUST CORPORATION. THE TERM "TRUSTEE" IN ITEM 2, REFERS TO EACH OF UNITED STATES TRUST COMPANY OF NEW YORK AND ITS PARENT COMPANY, U. S. TRUST CORPORATION.

IN ANSWERING ITEM 2 IN THIS STATEMENT OF ELIGIBILITY AS TO MATTERS PECULIARLY WITHIN THE KNOWLEDGE OF THE OBLIGOR OR ITS DIRECTORS, THE TRUSTEE HAS RELIED UPON INFORMATION FURNISHED TO IT BY THE OBLIGOR AND WILL RELY ON INFORMATION TO BE FURNISHED BY THE OBLIGOR AND THE TRUSTEE DISCLAIMS RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.

                               ------------------

PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, UNITED STATES TRUST COMPANY OF NEW YORK, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 1ST OF JUNE 1998.

UNITED STATES TRUST COMPANY
         OF NEW YORK, TRUSTEE

BY: /S/ Gerard F. Ganey
        ---------------------
        GERARD F. GANEY
        SENIOR VICE PRESIDENT

                                                                EXHIBIT T-1.6

        THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(B) OF THE ACT.

                     UNITED STATES TRUST COMPANY OF NEW YORK
                              114 WEST 47TH STREET
                               NEW YORK, NY 10036


DECEMBER 19, 1997



SECURITIES AND EXCHANGE COMMISSION
450 5TH STREET, N.W.
WASHINGTON, DC  20549

GENTLEMEN:

PURSUANT TO THE PROVISIONS OF SECTION 321(B) OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED BY THE TRUST INDENTURE REFORM ACT OF 1990, AND SUBJECT TO THE LIMITATIONS SET FORTH THEREIN, UNITED STATES TRUST COMPANY OF NEW YORK ("U.S. TRUST") HEREBY CONSENTS THAT REPORTS OF EXAMINATIONS OF U.S. TRUST BY FEDERAL, STATE, TERRITORIAL OR DISTRICT AUTHORITIES MAY BE FURNISHED BY SUCH AUTHORITIES TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST THEREFOR.



VERY TRULY YOURS,


UNITED STATES TRUST COMPANY
         OF NEW YORK



BY: /s/ Gerard F. Ganey
    ----------------------
    GERARD F. GANEY
    SENIOR VICE PRESIDENT

                                                               EXHIBIT T-1.7

                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                 MARCH 31, 1998
                                ($ IN THOUSANDS)

ASSETS
CASH AND DUE FROM BANKS                                  $  303,692

SHORT-TERM INVESTMENTS                                      325,044

SECURITIES, AVAILABLE FOR SALE                              650,954

LOANS                                                     1,717,101
LESS:  ALLOWANCE FOR CREDIT LOSSES                           16,546
                                                       ------------
      NET LOANS                                           1,700,555
PREMISES AND EQUIPMENT                                       58,868
OTHER ASSETS                                                120,865
      Total Assets                                       $3,159,978

LIABILITIES
DEPOSITS:
      NON-INTEREST BEARING                               $  602,769
      INTEREST BEARING                                    1,955,571
                                                         ----------
         TOTAL DEPOSITS                                   2,558,340

SHORT-TERM CREDIT FACILITIES                                293,185
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                    136,396
      Total Liabilities                                  $2,987,921

STOCKHOLDER'S EQUITY
COMMON STOCK                                                 14,995
CAPITAL SURPLUS                                              49,541
RETAINED EARNINGS                                           105,214
UNREALIZED GAINS ON SECURITIES
     AVAILABLE FOR SALE (NET OF TAXES)                        2,307
                                                     --------------

Total Stockholder's Equity                                  172,057
    Total Liabilities and
     Stockholder's Equity                                $3,159,978


I, RICHARD E. BRINKMANN, SENIOR VICE PRESIDENT & COMPTROLLER OF THE NAMED BANK DO HEREBY DECLARE THAT THIS STATEMENT OF CONDITION HAS BEEN PREPARED IN CONFORMANCE WITH THE INSTRUCTIONS ISSUED BY THE APPROPRIATE REGULATORY AUTHORITY AND IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

RICHARD E. BRINKMANN, SVP & CONTROLLER

MAY 6, 1998